Cooper Standard NYSE: CPS Third Quarter 2013 Earnings November 7, 2013 Exhibit 99.1

2 2
Safe Harbor
This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements.
All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation.  Important factors that could cause our actual results to differ materially from the forward-looking statements we make herein include, but are not limited to: cyclicality of the automotive industry with the possibility of further material contractions in automotive sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty, particularly in Europe; loss of large customers or significant platforms; supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials or manufactured components; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; our ability to control the operations of joint ventures for our benefit; the effectiveness of our lean manufacturing and other cost savings plans;
product liability and warranty and recall claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability attract and retain key personnel; our ability to meet our customers’ needs for new and improved products in a timely manner or cost-effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio; environmental and other regulations;
legal proceedings or commercial and contractual disputes that we may be involved in; the possible volatility of our annual effective tax rate; our ability to generate sufficient cash to service our indebtedness, and obtain future financing; our underfunded pension plans; significant changes in discount rates and the actual return on pension assets; the possibility of future impairment charges to our goodwill and long-lived assets; and operating and financial restrictions imposed on us by our bond indentures and credit agreement.
There may be other factors that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Jeff Edwards Chairman and Chief Executive Officer Executive Overview Third Quarter 2013

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Executive Overview
Industry Landscape:
•
Global market continues steady growth of 4.7%
•
North American vehicle production remains strong
•
European headwinds remain
•
Emerging markets continue strong growth

Executive Overview
Sremska, Mitrovica, Serbia
Ground
breaking in
Sanand, India

Third Quarter Business Highlights
Listed on the NYSE: CPS
Inaugurated Bawal, India plant
Broke ground on new facility in
Sanand, India
Serbian development on schedule
Received first Fluid Transfer Systems order
in China
•
•
•
•
•

6 6
Executive Overview
Third Quarter Financial Highlights
Consolidated sales of $764.1 million
Revenue growth of 11.7% quarter-over-quarter
Sales increased in all regions
Solid margins continue
•
•
•
•

Allen Campbell Chief Financial Officer Financial Overview Third Quarter 2013

Q3 and Year-to-Date 2013 Revenue
$ USD Millions
Note: Numbers subject to rounding
Q3 2012 - $684
Q3 2013 - $764
YTD 2012 - $2,184
YTD 2013 - $2,296
Q3 2013
Year-to-Date 2013

$0
$100
$200
$300
$400
$500
North
America
Europe Asia Pacific South
America
$364
$228
$53
$39
$409
$258
$54
$43
$0
$50
$100
$150
Unconsolidated JVs
$101
$109
$0
$250
$500
$750
$1,000
$1,250
North America Europe Asia Pacific South America
$1,139
$781
$156
$107
$1,192
$806
$160
$139
$0
$150
$300
$450
Unconsolidated JVs
$302
$335

9 9
Q3 and Year-to-Date 2013 Performance
$ USD Millions, except EPS / %
Note: Numbers subject to rounding
Third Quarter Year-to-Date
2012 2013 2012 2013
$684.0 $764.1 Sales $2,183.8 $2,296.3
103.1 115.0 Gross Profit 339.2 367.6
15.1% 15.1% % Margin 15.5% 16.0%
65.4 73.0 SGA 206.4 220.8
23.6 36.4 Operating Profit 105.4 127.5
3.5% 4.8% % Margin 4.8% 5.6%
$10.4 $20.3 Net Income $110.3 $66.3
$0.44 $1.08 Fully Diluted EPS $4.63 $3.26
$69.8 $69.5 Adjusted EBITDA $227.1 $228.7
10.2% 9.1% % Margin 10.4% 10.0%

EBITDA and Adjusted EBITDA Reconciliation
$ USD Millions
2012 2013
Net income
Income tax expense (benefit)
EBITDA
Restructuring, net of noncontrolling interest
Adjusted EBITDA
Nine Months Ended Sep 30,
Interest expense, net of interest income
Depreciation and amortization
EBITDA and Adjusted EBITDA are Non-GAAP measures. See appendix.
$ 112.7
(32.8) 24.6
33.3 40.0
91.2 83.2
$ 204.4 $ 216.5
15.3 6.9
$ 227.1 $ 228.7
$ 68.7
Note: Numbers subject to rounding
Stock based compensation 7.4 4.3
LTM Adjusted EBITDA $ 299.6
$ 293.7
Inventory write-up - 0.3
Acquisition costs - 0.7

2013 Guidance
Key Assumptions:
North American production 16.2 million
European (including Russia) production  19.0 million
Average full year exchange rate  $1.32/Euro
$3,050 -
$3,075
$ USD Millions $ USD Millions
$ USD Millions $ USD Millions
*Guidance
Revenues Cash Taxes
Capital Expenditures Cash Restructuring
$1,945
$2,414
$2,854
$2,881
$3,050 - $3,075
2009A
2010A
2011A
2012A
2013*
2009A
2010A
2011A
2012A
2013*
2009A
2010A
2011A
2012A
2013*
2009A
2010A
2011A
2012A
2013*
$46
$77
$108
$131
$180-$190
($1)
$11
$21
$18
$5-$10
$43
$19
$27
$43
$20-$25

Q&A

Appendix

Net Leverage Ratio and Adj. EBITDA % Margin
as of September 30, 2013
($ USD Millions)
Three Months Ended
Twelve Months
Ended
Dec 31, 2012 Mar 31, 2013 Jun 30, 2013 Sep 30, 2013 Sep 30, 2013
$         (9.9) $        20.7 $        27.4 $        20.6 $        58.8
1.2 7.9 12.2 4.5 25.8
11.5 11.2 13.6 15.2 51.5
31.5 29.8 28.2 25.2 114.7
$        34.3 $        69.6 $        81.4 $        65.5 $       250.8
13.0 4.8 1.0 1.9 20.7
(2.5) (0.7) (0.1) - (3.3)
2.5 2.7 0.5 1.1 6.8
10.1 - - - 10.1
11.5 - - - 11.5
2.0 - - - 2.0
- - - 0.3 0.3
- - - 0.7 0.7
- 0.3 (0.3) - -
Adjusted EBITDA $        70.9 $        76.7 $        82.5 $        69.5 $       299.6
Net Leverage
Debt payable within one year 30.3
Long-term debt 649.0
Less: cash and cash equivalents (119.2)
Net Leverage $       560.1
Net Leverage Ratio 1.9
Sales $       697.1 $       747.6 $       784.7 $       764.1 $    2,993.5
Adjusted EBITDA as a percent of Sales 10.2% 10.3% 10.5% 9.1% 10.0%
Note: Numbers subject to rounding

(1)
      Includes noncash restructuring.
(2)
      Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3)
      Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company's 2010 reorganization.
(4)
      Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5)
      Executive compensation for retired CEO and costs related to search for new CEO
(6)
      Noncontrolling interest deferred tax valuation reversal
(7)
      Write-up of inventory to fair value for the Jyco acquisition
(8)
      Costs incurred in relation to the Jyco acquisition
Net income (loss)
Income tax expense
Interest expense, net of interest income
Depreciation and amortization
EBITDA
Restructuring (1)
Noncontrolling interest restructuring
Stock-based compensation (3)
Impairment charges (4)
Payment t former CEO and transition cost (5)
Noncontrolling deferred tax valuation reversal (6)
Inventory write-up (7)
Acquisition costs
Other
(2)
(8)

EBITDA and Adjusted EBITDA –
Twelve Months Ended September 30, 2012
Note: Numbers subject to rounding
($ USD Millions)
Three Months Ended
Twelve
Months
Ended
Dec 31,
2011
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Sep 30,
2012
Net income $    23.2 $    23.8 $    77.3 $      11.6 $    135.9
Income tax expense (benefit) (6.0) 8.1 (46.2) 5.4 (38.7)
Interest expense, net of interest income 10.3 11.2 10.8 11.3 43.6
Depreciation and amortization 32.1 31.6 30.5 29.1 123.3
EBITDA $    59.6 $    74.7 $    72.4 $      57.4 $    264.1
Restructuring
(1)
4.1 6.1 (0.5) 10.2 19.9
Noncontrolling interest restructuring
(2)
(0.9) (0.3) - (0.2) (1.4)
Stock-based compensation
(3)
2.5 2.7 2.2 2.4 9.8
Other
(4)
1.3 - - - 1.3
Adjusted EBITDA $    66.6 $    83.2 $    74.1 $      69.8 $    293.7
Sales $    695.7 $    765.3 $    734.5 $      684.0 $   2,879.5
Adjusted EBITDA as a percent of Sales 10.2%
(1) Includes cash and noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company’s 2010 reorganization.
(4) Costs related to corporate development activities.

EBITDA and Adjusted EBITDA –
Nine Months Ended September 30, 2013
Note: Numbers subject to rounding
(1) Includes noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company’s 2010 reorganization.
(4) Write-up of inventory to fair value for the Jyco acquisition
(5) Costs incurred in relation to the Jyco acquisition
($ UD Millions) Three Months Ended
Nine Months
Ended
Mar 31,  Jun 31,  Sep 30,  Sep 30,
2013 2013 2013 2013
Net income $        20.7 $        27.4 $          20.6 $              68.7
Income tax expense 7.9 12.2 4.5 24.6
Interest expense, net of interest income 11.2 13.6 15.2 40.0
Depreciation and amortization 29.8 28.2 25.2 83.2
EBITDA $        69.6 $        81.4 $          65.5 $            216.5
Restructuring
(1)
4.8 1.0 1.9 7.7
Noncontrolling interest restructuring
(2)
(0.7) (0.1) - (0.8)
Stock-based compensation
(3)
2.7 0.5 1.1 4.3
Inventory write-up
(4)
- - 0.3 0.3
Acquisition costs
(5)
- - 0.7 0.7
Others 0.3 (0.3) - -
Adjusted EBITDA $        76.7 $        82.5 $          69.5 $            228.7
Sales 747.6 784.7 764.1 2,296.3
Adjusted EBITDA as a percent of Sales 10.3% 10.5% 9.1% 10.0%

EBITDA and Adjusted EBITDA –
Nine Months Ended September 30, 2012
Note: Numbers subject to rounding
(1) Includes cash and noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company’s 2010 reorganization.
($ USD Millions) Three Months Ended
Nine Months
Ended
Mar 31,  Jun 31,  Sep 30,  Sep 30,
2012 2012 2012 2012
Net income $     23.8 $        77.3 $     11.6 $            112.7
Income tax expense (benefit) 8.1 (46.2) 5.4 (32.8)
Interest expense, net of interest income 11.2 10.8 11.3 33.3
Depreciation and amortization 31.6 30.5 29.1 91.2
EBITDA 74.7 72.4 57.4 204.4
Restructuring
(1)
6.1 (0.5) 10.2 15.8
Noncontrolling interest restructuring
(2)
(0.3) - (0.2) (0.5)
Stock-based compensation
(3)
2.7 2.2 2.4 7.4
Adjusted EBITDA
Sales
Adjusted EBITDA as a percent of Sales
83.2 74.1 69.8 227.1
765.3
734.5 684.0
2,183.8
10.9% 10.1% 10.2% 10.4%
$
$ $
$
$ $
$ $

Non-GAAP Financial Measures
EBITDA and adjusted EBITDA are measures not recognized under Generally Accepted
Accounting Principles (GAAP) which exclude certain non-cash and non-recurring items.
When analyzing the company’s operating performance, investors should use EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted
EBITDA differently and therefore Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.